EXHIBIT 10.24

           ATLANTIC COAST AIRLINES HOLDINGS, INC.
                  1995 STOCK INCENTIVE PLAN

       (AS AMENDED AS OF MAY 5, 1998, AND ADJUSTED TO
              REFLECT MAY 15, 1998 STOCK SPLIT)

     SECTION 1. Purpose of the Plan. The purpose of this 1995 Stock Incentive Plan effective October 18, 1995 ("Plan") is to encourage ownership of common stock, $.01 par value ("Common Stock"), of Atlantic Coast Airlines Holdings, Inc., a Delaware corporation (the "Company"), by eligible key employees and directors of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees and directors to render services and to exert maximum effort for the business success of the Company through grants of options and other stock-based awards. In addition, the Company expects that the Plan will further strengthen the identification of employees and directors with the stockholders. Options granted under this Plan may be intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or may be options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

     SECTION 2.  Administration of the Plan.

          (a) Composition of Committee. The Plan shall be administered by one or more committees of the Board (any such committee, the "Committee"). If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. The Board shall have the discretion to appoint, add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee. Unless otherwise provided by the Board:
     (i) with respect to any Award (as defined in Section 7) for which such is necessary and desired for such Award to be exempted by Rule 16b-3 of the Exchange Act, the Committee shall consist of two or more directors, each of whom is a "disinterested person" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time),
     (ii) with respect to any Award that is intended to qualify as "performance based compensation" under
     Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other Award, the Committee shall consist of one or more directors (any of whom also may be a Participant (as defined in Section 4) who has been granted or is eligible to be granted Awards under the Plan).

          (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members.
     Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute Award agreements or other documents on behalf of the Committee and the Company.

          (c)  Committee Expenses.  All expenses and
     liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

          (d) Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

               (i)  prescribe, amend and rescind rules
          and regulations relating to this Plan;

               (ii) determine which persons are
          Participants and to which of such Participants, if any, and when options and/or other Awards shall be granted hereunder;

               (iii) to prescribe and amend the terms of the Award agreements (which need not be identical);

               (iv) to make all other determinations
          deemed necessary or advisable for the
          administration of the Plan;

               (v)  determine whether, and the extent to
          which adjustments are required pursuant to
          Section 7(e) hereof; and

               (vi) interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder.

     SECTION 3. Stock Reserved for the Plan. Subject to adjustment as provided in Section 7(e) hereof, the aggregate number of shares of Common Stock that may be issued and issuable pursuant to all Awards (including Incentive Stock Options) granted under the Plan is 2,500,000 and such number of shares shall be and is hereby reserved for sale for such purpose. The aggregate number of Shares subject to Awards granted during any calendar year to any one Participant (including the number of shares involved in Awards having a value derived from the value of Shares) shall not exceed 750,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock or previously issued and reacquired shares of Common Stock. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. The aggregate number of Shares issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of an Award and not returned to the Company upon forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

     SECTION 4.  Eligibility.  The persons eligible to
participate in the Plan as a recipient of Awards
("Participant") shall include only key employees and directors of the Company or its Affiliates at the time the Award is granted; provided, however, the members of the Committee shall not be eligible to be granted Awards if the Company is governed by Rule 16b-3 as in effect on April 31, 1994. An employee who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

     SECTION 5.  Grant of Options.

          (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those key employees and directors of the Company or its Affiliates who are to receive options under the Plan (each, an "Optionee"), (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options; provided that a non-employee director may not receive any ISOs. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

          (b)  Limitation on Incentive Stock Options.
     Except as described in Section 6(i), the aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which options intended to qualify as ISOs may be exercisable for the first time by any Optionee during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.

     SECTION 6. Terms and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

          (a) Option Period. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

          (b) Option Price. The purchase price of each share of Common stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of options intended to qualify as ISOs or as "performance based compensation" for purposes of
     Section 162(m) of the Code, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine.

          For all purposes under the Plan, the fair market value of a share of Common Stock on a particular date shall be determined by such manner as shall be approved by the Committee. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

          (c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised in whole, immediately, or is to be exercisable in increments. However, no portion of any option may be exercisable by an Optionee prior to the approval of the Plan by the stockholders of the Company.

          (d) Procedure for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by payment of the exercise price for such number of shares, which may be paid in the form of cash, previously owned shares of capital stock of the Company, other property deemed acceptable by the Committee, a reduction in the amount of Common Stock or other property otherwise issuable pursuant to such option, or a promissory note of the Optionee or of a third party, the terms and conditions of which shall be determined by the Committee. The notice shall specify the address to which the certificates for such shares are to be sent. Subject to satisfaction of any tax obligations pursuant to Section 11, an Optionee shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and such option payment.

     As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this
     Section 6(d).

          (e) Termination of Employment. In the event an employee to whom an option is granted ceases to be employed by the Company for any reason other than death or disability or if a director to whom an option is granted ceases to serve on the Board for any reason other than death or disability, any option previously granted to him may be exercised (to the extent he would have been entitled to do so at the date the employee ceases to be employed by the Company or a director ceases to serve on the Board) at any time and from time to time, within a thirty (30) day period after such date the employee ceases employment with the Company or the director ceases to serve on the Board; provided, however, the Committee, in its sole discretion, may
     (i) allow a longer period for exercise than thirty (30) days as stated in this paragraph or (ii) allow for the exercise of all or a part of those options not exercisable by the employee on account of his termination of employment or by the director on account of his cessation from service on the Board.

          (f) Disability or Death of Optionee. In the event of the determination of disability or the death of an Optionee under the Plan while he is employed by the Company or while he serves on the Board, the options previously granted to him may be exercised (to the extent he would have been entitled to do so at the date of the determination of disability or of death) at any time and from time to time, within a one year period after such determination of disability or death, by the former employee or director, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is incapable of performing services for the Company of the kind he was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician. The Committee, in its sole discretion, may (i) allow a longer period for exercise than the one year period as stated in this paragraph or (ii) allow for the exercise of all or a part of those options not exercisable by the employee on account of his death or disability.

          (g)  Incentive Stock Options.  Each option
     agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option designated as an ISO.

          (h) No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice, accompanied by payment as provided in clause (d) above, and any tax obligations are satisfied pursuant to Section 11.

          (i) Extraordinary Corporate Transactions. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted, the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. For purposes of the Plan and Options granted under the Plan, the term "Corporate Change" shall mean (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose shareholders did not own all or substantially all of the Company's Common Stock immediately prior to such transaction), (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary), (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act), (iv) the dissolution or liquidation of the Company, (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or (vi) any other event specified by the Committee, regardless of whether at the time an Option is granted or thereafter. The Committee may provide, either at the time an Option is granted or thereafter, that a Corporate Change shall have such effect as specified by the Committee, or no effect, as the Committee in its sole discretion may provide. Without limiting the foregoing, the Committee may but need not provide, either at the time an Option is granted or thereafter, that if a Corporate Change occurs, then effective as of a date selected by the Committee, the Committee (which for purposes of the Corporate Changes described in
     (iii) and (v) above shall be the Committee as constituted prior to the occurrence of such Corporate Change) acting in its sole discretion without the consent or approval of any Optionee, will effect one or more of the following alternatives or combination of alternatives with respect to all outstanding options (which alternatives may be conditional on the occurrence of such of the Corporate Change specified in clause (i) through (v) above which gives rise to the Corporate Change and which may vary among individual Optionees): (1) in the case of a Corporate Change specified in clauses (i), (ii) or (iv), accelerate the time at which options then outstanding may be exercised in full for a limited period of time on or before a specified date (which will permit the Optionee to participate with the Common Stock received upon exercise of such option in the event of a Corporate Change specified in clauses (i), (ii) or (iv), as the case may be) fixed by the Committee, after which specified date all unexercised options and all rights of Optionees thereunder shall terminate, (2) accelerate the time at which options then outstanding may be exercised so that such options may be exercised in full for their then remaining term, or (3) require the mandatory surrender to the Company of outstanding options held by such Optionee (irrespective of whether such options are then exercisable under the provisions of the Plan) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such options and the Company shall pay to each Optionee an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such option over the aggregate option price of such shares; provided, however, the Committee shall not select an alternative (unless consented to by the Optionee) that, if the Optionee exercised his accelerated options pursuant to alternative 1 or 2 and participated in the transaction specified in clause
     (i), (ii) or (iv) or received cash pursuant to alternative 3, would result in the Optionee's owing any money by virtue of operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put such Optionee in as close to the same position as such Optionee would have been in had alternative 1, 2 or 3 been selected but without resulting in any payment by such Optionee pursuant to
     Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of the Optionee, the Committee may in lieu of the foregoing make such provision with respect of any Corporate Change as it deems appropriate.

          (j) Acceleration of Options. Except as herein expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities,
     (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Committee may in its sole discretion accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this
     Section 6, and is authorized at any time (with the consent of the Optionee) to purchase options from an Optionee.

          (k) Stockholders Agreement. The Committee shall provide in the option agreement that prior to receiving any shares of Common Stock or other securities on the exercise of the option, the Optionee (or the Optionee's representative upon the Optionee's death) shall be required to execute the Company's Stockholders Agreement.

     SECTION 7.  Other Provisions of Options and Other
Awards.

          (a) Awards. The terms upon which an award under this Plan (an "Award") is granted shall be evidenced by a written agreement executed by the Company and the Participant to whom such Award is granted. Awards that are granted under this Plan are not restricted to any specified form or structure and may include, without limitation, stock options as provided in Sections 5 and 6, sales or bonuses of stock, restricted stock, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other arrangement that involves or might involve the issuance of Common Stock or a right or interest with a value based on the value of the Common Stock, and an Award may consist of one such security or benefit, or consist of or be amended to include two or more of them in tandem or in the alternative.

          (b) Powers of the Committee. Subject to the provisions of this Plan, the Committee shall have sole and absolute discretionary authority (i) to determine, authorize and designate those Participants who are to receive Awards under the Plan, (ii) to determine the number of shares of Common Stock subject to any such Award, and (iii) at any time to cancel an Award with the consent of the holder and grant a new Award to such holder in lieu thereof, which new Award may be for a greater or lesser number of Shares and may have a higher or lower exercise or settlement price.

          (c) Terms of Awards. Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

               (i)  provisions permitting the Committee
          to allow or require the recipient of such Award, or permitting any such recipient the right, to pay the purchase price of the shares or other property issuable pursuant to such Award, in whole or in part, by any one or more of the means permitted for the payment of the exercise price of options under Section 6(d);

               (ii) provisions specifying the purchase, exercise or settlement price for any Award, or specifying the method by which such price is determined, provided that the exercise or settlement price of any stock appreciation right or similar Award that is intended to qualify as "performance based compensation" for purposes of Section 162(m) of the Code shall be not less than the fair market value of a share of Common Stock on the date such Award is granted;

               (iii)     provisions relating to the
          exercisability and/or vesting of Awards, lapse and non-lapse restrictions upon the shares obtained or obtainable under Awards or under the Plan and the termination, expiration and/or forfeiture of Awards, which provisions may but need not be conditioned upon the passage of time, continued employment or service on the Board, the satisfaction of performance criteria, the occurrence of certain events
          (including events which the Board or the Committee determine constitute a change of control), or other factors; and/or

               (iv) provisions conditioning or
          accelerating the grant of an Award or the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the exercise or settlement of a previous Award, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 6(i) hereof.

          (d) Assignability. Unless otherwise provided by the Committee, (i) an Award (including an option) shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and (ii) during the lifetime of a Participant, an Award (including an option) shall be exercisable only by him.

          (e) Changes in Company's Capital Structure. The existence of outstanding Awards (including any options) shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However, if the outstanding shares of Common Stock or other securities of the Company, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any Awards theretofore granted, and the exercise or settlement prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise or settlement price, provided, however, that such adjustment shall be made only to the extent that such will not affect the status of any Award intended to qualify as an ISO or as "performance based compensation" under Section 162(m) of the Code.

     SECTION 8. Amendments or Termination. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Award holder, without his consent, under any Award theretofore granted. Notwithstanding the foregoing, if an amendment to the Plan would affect the ability of Awards granted under the Plan to comply with Rule 16b-3 under the Exchange Act or Section 422 or 162(m) or other applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 under the Exchange Act, Section 422 or
Section 162(m) of the Code, or other applicable provisions of or rules under the Code.

     SECTION 9. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in
Section 6(i), Section (6)(j) and Section 7(e) shall be subject to any shareholder action required by Delaware corporate law. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees.

     SECTION 10. Purchase for Investment. Unless the Awards and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option or other Award or receiving Common Stock pursuant to any Award under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     SECTION 11.  Taxes.

          (a)  The Company may make such provisions or
     impose such conditions as it may deem appropriate for the withholding or payment by the Participant of any taxes which it determines are required in connection with any Awards granted under this Plan.

          (b) Notwithstanding the terms of Paragraph 11(a), any Optionee or other Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him in connection with the exercise of a Nonqualified Option or the exercise, vesting or settlement of any other Award by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 6(b), equal to the amount required to be withheld or paid. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

     SECTION 12.  Replacement of Options.  The Committee
from time to time may permit an Optionee under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

     SECTION 13. No Right to Company Employment. Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The Award agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

     SECTION 14.  Liability of Company.  The Company and any
Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Optionee or other persons as to:

          (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          (b)  Tax Consequences.  Any tax consequence
     expected, but not realized, by any Participant, Optionee or other person due to the receipt, exercise or settlement of any option or other Award granted hereunder.

     SECTION 15. Effectiveness and Expiration of Plan. The Plan shall be effective on the date the Board adopts the Plan. All Awards, including any options, granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the effective date of the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat or by written consent in accordance with the laws of the State of Delaware; provided that if such approval by the stockholders of the Company is not forthcoming, all options or other Awards previously granted under this Plan shall be void. If the stockholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options and other Awards previously granted under the Plan shall become void and of no effect. No option or other Award granted under this Plan shall have a term of more than ten years from the date it is granted. The Plan shall expire ten years after the effective date of the Plan and thereafter no Awards shall be granted pursuant to the Plan.

     SECTION 16. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION l7. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.